                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                        National Sanitary Supply Company
   .........................................................................
                (Name of Registrant as Specified in its Charter)

                        National Sanitary Supply Company
   .........................................................................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
         .....................................................................
     2)  Aggregate number of securities to which transaction applies:
         .....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11_/
         .....................................................................
     4)  Proposed maximum aggregate value of transaction:
         .....................................................................
     5)  Total fee paid:
                          ----------------

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]    Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
           ...................................................................
       2)  Form, Schedule or Registration Statement No.:
           ...................................................................
       3)  Filing Party:
           ...................................................................
       4)  Date Filed:
           ...................................................................

                               NATIONAL SANITARY

                                 SUPPLY COMPANY




                    Notice of Annual Meeting of Stockholders

                                  May 15, 1995




        The Annual Meeting of Stockholders of National Sanitary Supply Company will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 15, 1995 at 11:30 a.m. for the following purposes:

              (1) To elect directors;

              (2) To approve and adopt the 1995 Stock Incentive Plan;

              (3) To ratify the selection by the Board of Directors of
                  independent accountants; and

              (4) To transact such other business as may properly be brought before the meeting.

        Stockholders of record at the close of business on March 20, 1995 are entitled to notice of, and to vote at, the meeting.

        IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.





                                         Naomi C. Dallob
                                         Secretary and General Counsel

April 6, 1995

                       NATIONAL SANITARY SUPPLY COMPANY

                               PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of National Sanitary Supply Company (hereinafter called the "Company" or "National") of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 15, 1995 ("Annual Meeting") and any adjournments thereof. The Company's mailing address is 2900 Chemed Center, 255 E. Fifth Street, Cincinnati, Ohio 45202. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is April 6, 1995. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

        Only stockholders of record as of the close of business on March 20, 1995 will be entitled to vote at the meeting or any adjournments thereof. On such date, the Company had outstanding 6,061,348 shares of common stock, $1 par value ("Common Stock"), entitled to one vote per share.

                            ELECTION OF DIRECTORS

        Twenty directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

        Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary to elect each of the nominees for director.

                                   NOMINEES

EDWARD L. HUTTON        Mr. Hutton is Chairman of the Company and has held this
Director since 1983     position since November 1983. Mr. Hutton is also
Age: 75                 Chairman, Chief Executive Officer, and a director of
                        Chemed Corporation, Cincinnati, Ohio (a diversified public corporation with interests in residential and commercial plumbing and drain cleaning services, home-repair service contracts, janitorial supply products distribution, medical and dental supply distribution for private practices, and home healthcare services), a Delaware corporation, the majority (85%) owner of the Company's outstanding Common Stock ("Chemed") and has held those positions since November 1993 and 1970, respectively. He was also President of Chemed from 1970 to 1993. Mr. Hutton is Chairman and a director of Omnicare, Inc., Cincinnati, Ohio (healthcare services and medical equipment and supplies) ("Omnicare"), a publicly held corporation in which Chemed holds a 5.8 percent ownership interest; Chairman and a director of Roto-Rooter, Inc., Cincinnati, Ohio (plumbing and drain cleaning services and home repair service contracts)
                        ("Roto-Rooter"), a publicly held corporation in which Chemed holds a 59 percent ownership interest; and a director of Sonic Corp. (restaurants). Mr. Hutton is the father of Thomas C. Hutton, a director of the Company.

KEVIN J. MCNAMARA       Mr. McNamara is Vice Chairman of the Company and
Director since 1988     President of Chemed, having held these positions since
Age: 41                 August 1994. Previously, he served as General  Counsel
                        and Assistant Secretary of the Company from August
                        1986, and as Executive Vice President, General Counsel and Secretary of Chemed, from November 1993. He served as a Vice Chairman of Chemed from May 1992 to November
                        1993. He is a director of Chemed, Omnicare and Roto-Rooter.

PAUL C. VOET            Mr. Voet is President and Chief Executive Officer of
Director since 1983     the Company and has held these positions since January
Age: 48                 1992. Previously, from November 1983 to January 1992,
                        he was Vice Chairman and Chief Executive Officer of the Company. Mr. Voet is also an Executive Vice President of Chemed. He held the position of Vice Chairman of Chemed from May 1988 to November 1993. He is a director of Chemed.

ROBERT B. GARBER        Mr. Garber is a Vice Chairman of the Company and has
Director since 1984     held this position since January 1992. Previously, from
Ages: 68                April 1986 to January 1992, he was President and
                        Chief Operating Officer of the Company.

ARTHUR J. BENNERT, JR.  Mr. Bennert is Vice President of Corporate Planning of
Director since 1992     the Company and has held this position since April
Age: 37                 1991. Previously, from April 1989 to April 1991, he
                        was Director of Corporate Planning.

JAMES A. CUNNINGHAM     Mr. Cunningham is a Senior Chemical Adviser to Wertheim
Director since 1990     Schroder & Co. Inc., New York, New York (an investment
Age: 50                 banking, asset management and securities firm) and has
                        held this position since March 1992. From October 1990 to March 1992 he was a Managing Director of Furman Selz
                        Incorporated, New York, New York (an institutional investment firm). From January 1988 to June 1990, he was a Director of The First Boston Corporation, New
                        York, New York (an investment banking concern). He is a director of Roto-Rooter and Chemed.

NAOMI C. DALLOB         Ms. Dallob is Secretary and General Counsel of the
Director since 1987     Company and has held these positions since November
Age: 41                 1986 and August 1994, respectively. Ms. Dallob is also
                        a Vice President and Secretary of Chemed and has held
                        these positions since February 1987 and August 1994,
                        respectively.   She is a director of Roto-Rooter.

CHARLES H. ERHART, JR.  Mr. Erhart retired as President of W. R. Grace & Co.,
Director since 1989     Boca Raton, Florida (international specialty chemicals
Age: 69                 and health care) ("Grace") in August 1990, having held
                        this position since July 1989. Previously, from November 1986 to July 1989, he served Grace as Chairman of its Executive Committee. He is a director of Grace and also is a director of Omnicare, Chemed and Roto-Rooter.

NEAL GILLIATT           Mr. Gilliatt is President of Neal Gilliatt/Stuart
Director since 1986     Watson, Inc., New York, New York (management
Age: 77                 consulting), having held this position since April
                        1982. On April 1, 1982 he retired as Chairman of the
                        Executive Committee of the Interpublic Group of
                        Companies, Inc., New York, New York (advertising and related communications), having held that position since February 1980. Mr. Gilliatt is a director of Consolidated Products, Inc. (restaurants) and
                        Roto-Rooter. He is a director emeritus of Chemed.

J. PETER GRACE          Mr. Grace is Chairman and a director of Grace and
Director since 1986     served as its Chief Executive Officer from 1945 to
Age: 81                 1992. Mr. Grace is a director of Chemed, Milliken &
                        Co., Omnicare, Roto-Rooter, and Stone & Webster,
                        Incorporated. He is also a trustee emeritus of Atlantic
                        Mutual Insurance Company, Atlantic Reinsurance Company and Centennial Insurance Co., a director emeritus of Ingersoll-Rand Company, and an Honorary Director of
                        Brascan Ltd.

WILL J. HOEKMAN         Mr. Hoekman is a Senior Vice President of Firstar Bank,
Director since May 1994 Des Moines, Iowa and has held this position since
Age: 49                 November 1980. He is a director of Roto-Rooter.

THOMAS C. HUTTON        Mr. T. C. Hutton is a Vice President of Chemed
Director since 1986     and has held this position since February 1988. Mr.
Age: 44                 Hutton is a director of Chemed, Omnicare, and
                        Roto-Rooter and is the son of Edward L. Hutton, Chairman and a director of the Company.

W. DWIGHT JACKSON       Mr. Jackson is an Executive Vice President of the
Director since February Company and Executive Vice President and General
1995                    Manager of its Century Papers, Inc. subsidiary
Age: 48                 ("Century"). He has held these positions since November
                        and October 1994, respectively. Previously, from January 1990 to October 1994, he was Director of Sales for Scott Paper Co.'s Southwest Division.

CHARLES O. LANE         Mr. Charles Lane is Executive Vice President of
Director since 1984     Marketing and Manufacturing of the Company and has held
Age: 64                 this position since April 1986. Mr. Lane is the brother
                        of Mr. Thomas Lane, Vice President-Administration of the Company.

SANDRA E. LANEY         Mrs. Laney is Senior Vice President and Chief
Director since 1986     Administrative Officer of Chemed and has held these
Age: 51                 positions since November 1993 and May 1991,
                        respectively. She served as a Vice President of Chemed from May 1984 to November 1993. Mrs. Laney is a director of Chemed, Omnicare, and Roto-Rooter.

TIMOTHY S. O'TOOLE      Mr. O Toole is an Executive Vice President and the
Director since May 1994 Treasurer of Chemed and has held these positions since
Age: 39                 May 1992. Previously, from February 1989 to May 1992,
                        he held the positions of Vice President and Treasurer of Chemed. He is a director of Chemed, Roto-Rooter and Omnicare.

D. WALTER ROBBINS, JR.  Mr. Robbins is retired Vice Chairman and a consultant
Director since 1991     to Grace and has held this latter position since
Age: 75                 January 1987. He is a director of Chemed, Grace,
                        Omnicare and Roto-Rooter.

GARY H. SANDER          Mr. Sander is Vice President, Treasurer and Chief
Director from May 1986  Financial Officer of the Company and has held
to May 1988 and since   these positions since August 1988.
August 1988
Age: 45

JEROME E. SCHNEE           Mr. Schnee is Professor of Management at the
Director since November    University of Cincinnati College of Business
1993                       Administration ("College") and has held this position
Age: 53                    since September 1988. From September 1988 to May
                           1994, he also served as Dean of the College. He is a director of Roto-Rooter.


KENNETH F. VUYLSTEKE       Mr. Vuylsteke is an Executive Vice President of
Director since 1991        the Company and General Manager of National West and
Age: 48                    has held these positions since January 1992 and July
                           1991, respectively. Previously, from February 1989 to July 1991, he was Vice President and General
                           Manager of the Company's Northwest division.

 COMPENSATION OF DIRECTORS

        During 1994 each member of the Board of Directors who was not an executive officer or an officer-employee of the Company was paid $850 for attendance at each meeting of the Board and $450 for each meeting of a Committee of the Board attended. The Chairman of each Committee was paid $525 for each Committee meeting attended.

        Effective February 1, 1995, each member of the Board of Directors who is not an executive officer or an officer employee of the Company is paid $925 for attendance at each meeting of the Board and $500 for each meeting of a Committee of the Board attended. The Chairman of each committee is paid $550 for each Committee meeting attended. Members of the Incentive Committee are also paid a fee at the rate of $1,000 per annum. Beginning in May 1991, each member of the Board of Directors (other than those serving on the Incentive Committee and Mr. Robbins) was granted an annual unrestricted stock award covering 100 shares of the Company's Common Stock under the 1988 Stock Incentive Plan. Incentive Committee members and Mr. Robbins were paid the cash equivalent of the stock award. In addition, each member of the Board of Directors and of a Committee is reimbursed for reasonable travel expenses incurred in connection with such meetings.


COMMITTEES AND MEETINGS OF THE BOARD

        The Company has the following Committees of the Board of Directors:
Audit Committee, Compensation Committee, and Incentive Committee. It does not have a nominating committee of the Board of Directors.

        The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries,
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart, T. C. Hutton and Hoekman. The Audit Committee met twice during 1994.

        The Incentive Committee administers the Company's 1986 and 1988 Stock Incentive Plans. In addition, the Incentive Committee grants stock options and stock awards to key employees of the Company and recommends to the Board of Directors additional year-end contributions by the Company under The National Sanitary Supply Company Employees Thrift and Profit Sharing Plan. The Incentive Committee consists of Messrs. Cunningham, Erhart and Gilliatt. The Incentive Committee met twice during 1994.

        During 1994 there were five meetings of the Board of Directors. Each incumbent director attended at least 75 percent of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        Mr. McNamara, a member of the Company's Compensation Committee, is Vice Chairman of the Company and is an executive officer and director of Chemed. Mrs. Laney, also a member of the Compensation Committee, is also an executive officer and a director of Chemed. Messrs. E. L. Hutton and Voet are directors of Chemed.

                             EXECUTIVE COMPENSATION

JOINT REPORT OF THE COMPENSATION COMMITTEE AND INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

        The Company believes that executive compensation must align executive officers' interests with those of the Company's shareholders and that such are best served by directly and materially linking compensation to financial and operating performance criteria, which, when successfully achieved, will enhance shareholder value.

        The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

        The executive compensation program is administered through the coordinated efforts of the Compensation and the Incentive Committees of the Board of Directors. The membership of the Incentive and Compensation Committees is composed of outside directors (i.e., non-employees of the Company), although the Compensation Committee includes two officers of Chemed (see "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" above). The Compensation Committee, which met four times in 1994, is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation Committee on such matters must be approved by the full Board of Directors. The Incentive Committee administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

        Both the Compensation and Incentive Committees may use their discretion subjectively to set executive compensation where, in their collective judgment, external, internal or individual circumstances warrant. The Compensation and Incentive Committees have considered, and are continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December of 1993. As compensation is currently not expected to exceed the $1 million base, it is not presently affected by these regulations.

        Following is a discussion of the components of the executive officer compensation program.

        In determining base salary levels for the Company's executive officers, the Compensation Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

        The Compensation Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to these executives to achieve their business units' and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other non-financial and somewhat subjective measures of performance relate to organizational development, service expansion and strategic positioning of the Company's assets.

        Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percent of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 10 percent to 40 percent of base salary.

        The stock option and restricted stock award program forms the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans is to align executive and long-term shareholder interests by creating a strong and direct link between executive pay and shareholder return.

        Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions which lapse over three year periods. The Committee considers each grantee's current option and award holdings in making grants. Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and positions of responsibility within the Company.

        Mr. P. C. Voet's compensation costs were paid 70 percent by the Company and 30 percent by Chemed Corporation in 1994, with the exception of a $35,000 special bonus in December 1994, paid wholly by Chemed. His base salary was increased at an annualized rate of 6.9 percent in 1994 to a base rate of $264,500. His cash bonus paid 70% by the Company in respect of 1994 services was $85,000, which represents an increase of 21 percent over 1993 and 32 percent of his current base salary. Restricted stock awards granted to Mr. Voet in respect of 1994 services are consistent with his responsibilities and relative position in the Company and are shown on the Summary Compensation Table. He did not receive any stock options in 1994.

By the Compensation Committee:          Kevin J. McNamara, Chairman
                                        James A. Cunningham
                                        Sandra E. Laney

By the Incentive Committee:             Neal Gilliatt, Chairman
                                        Charles H. Erhart, Jr.
                                        James A. Cunningham


SUMMARY COMPENSATION TABLE

        The following table shows the plan and non-plan compensation awarded to, earned by, or paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE
- -------------------------------------------------------------------------------------------------------
                                                               LONG-TERM COMPENSATION
                                                            ----------------------------
                   ANNUAL COMPENSATION                                AWARDS
- -------------------------------------------------------------------------------------------------------
   NAME                                                      RESTRICTED    SECURITIES        ALL
    AND                                                        STOCK       UNDERLYING       OTHER
 PRINCIPAL                                                     AWARDS        STOCK         COMPEN-
  POSITION          YEAR        SALARY $       BONUS $        $   (1)      OPTIONS #      SATION $
- -------------------------------------------------------------------------------------------------------
Paul C. Voet        1994        $171,150        $59,500        $79,625          --         $37,854(3)
President and       1993         156,325         45,500         55,125          --          33,958
CEO(2)              1992         136,318         36,000         45,705          --          60,174

Robert B.           1994         120,000         10,000           --            --           7,729(4)
Garber              1993         120,000         10,000           --            --           4,775
Vice Chairman       1992         120,000         10,000          8,310          --           7,192

Charles O. Lane     1994         135,000         12,000           --            --          13,310(5)
Executive Vice      1993         174,215         12,000           --            --           8,343
President -         1992         174,215         12,000          8,310          --           9,654
Marketing and
Manufacturing

Kenneth F.          1994         143,958         42,000         42,875          --           8,672(6)
Vuylsteke           1993         132,500         35,000         28,788          --           3,804
Executive Vice      1992         125,208         30,000         22,853          --           7,522
President

Gary H. Sander      1994          93,125         26,000         24,500          --          17,209(8)
Vice President,     1993          88,417         22,000         20,213          --          18,878
Treasurer and       1992          85,500         20,000         15,997          --          35,273
Chief Financial
Officer(7)
- -------------------------------------------------------------------------------------------------------

(1) The number and value of aggregate restricted stock holdings at December 31, 1994 are as follows: Paul C. Voet 11,334 shares, $131,616; Robert B. Garber 334 shares, $2,776; Charles O. Lane 334 shares, $2,776; Kenneth  F. Vuylsteke 5,985 shares,
    $69,700; Gary H. Sander 3,743 shares, $43,318. Dividends are paid to the holders of restricted stock. Restricted stock awards made in 1992, 1994 and in 1995 vest evenly over three-year periods.

(2) Represents 70 percent of total compensation, as charged to the Company by  Chemed in 1994, 65 percent in 1993, and 60 percent in 1992. Excludes a $35,000 special bonus paid by Chemed in December, 1994.

(3) Composed of contributions to defined contribution plans - $33,704; term life insurance premiums - $4,150.

(4) Composed of contributions to defined contribution plans - $7,453; term life  insurance premiums - $276.

(5) Composed of contributions to defined contribution plans - $9,398; term life insurance premiums - $3,912.

(6) Composed of contributions to defined contribution plans - $8,396; term life insurance premiums - $276.

(7) Mr. Sander is an employee of Chemed Corporation, these costs are reimbursed 100% by the Company.

(8) Composed of contributions to defined contribution plans - $16,489; term life insurance premiums - $720.

                                       8

OPTION GRANTS

        None of the named executive officers received option grants in 1994.

        The following table summarizes stock option exercises during 1994 and the year-end number and value of unexercised stock options held by the named executive officers.

                                              AGGREGATED OPTION EXERCISES IN 1994 AND
                                            STOCK OPTION VALUES AS OF DECEMBER 31, 1994
- ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          VALUE OF
                                                                    NUMBER OF UNEXERCISED          UNEXERCISED IN-THE-MONEY
                               SHARES                              OPTIONS AT 12/31/94 (#)          OPTIONS AT 12/31/94 (1)
                              ACQUIRED           VALUE         ------------------------------      ------------------------------
NAME                       ON EXERCISE (#)    REALIZED ($)     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
- ---------------------------------------------------------------------------------------------------------------------------------
Paul C. Voet                    --                 --             55,723            5,000            $206,050           $25,600

Robert B.                       --                 --             67,500            2,500             258,400            12,800
Garber

Charles O. Lane                 --                 --             57,500            1,250             203,263             6,400

Kenneth F.                   4,562             $24,509             2,063            1,625              11,002             8,483
Vuylsteke

Gary H.                         --                  --             7,250              750              34,020             3,840
Sander

- ------------------------------------------------------------------------------------------------------------------------------------
(1) Based upon the market value of the underlying securities at year-end, minus the exercise or base price.
- ------------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Mr. C. Lane providing for his services to the Company through December 31, 1995 and with Mr. Jackson providing for services through October 31, 1996, at specified minimum annual rates of compensation. These agreements also provide for limited restrictions against competition during and for a two-year period after the term of employment, and provide assurances to the Company concerning use or disclosure of trade secrets and confidential information.

        The Company has entered into an employment agreement with Mr. Vuylsteke providing for his continued employment as an executive until May 31, 1997 at a specified base salary rate. In the event of employment termination without cause, the Company shall pay the former employee monthly severance for the remaining term of the agreement, at the rate of 150 percent of his then-current base salary and incentive bonus.

        Messrs. Voet and Sander are employed by Chemed pursuant to agreements providing for their continued employment as senior executives until May 31, 1999 and 1997, respectively. The remaining terms and conditions of these agreements are the same as those of Mr. Vuylsteke's agreement, except that Mr. Voet is to be a management nominee for election as a Chemed director. The Company reimburses Chemed for 75 percent of such costs in 1995 with respect to Mr. Voet, and 100% with respect to Mr. Sander, pursuant to the Services Agreement.

COMPARATIVE STOCK PERFORMANCE GRAPH

        The line graph below compares the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock, as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period January 1, 1990 to December 31, 1994, assuming dividend reinvestment, and (B) the difference between the Company's share price at January 1, 1990 and December 31, 1994; by (ii) the share price at January 1, 1990, with

        (i) the cumulative total return, assuming reinvestment of dividends, of the Media General Market Index; and

        (ii) the cumulative total return, assuming reinvestment of dividends, of the Media General Wholesale-Nondurable Index.


                                              TOTAL CUMULATIVE SHAREHOLDER RETURN FOR
                                             FIVE-YEAR PERIOD ENDING DECEMBER 31, 1994


dollars                                                    [GRAPH}





                              12/31/89      12/31/90    12/31/91    12/31/92     12/31/93    12/31/94

                              NATIONAL SANITARY                           MEDIA GENERAL MARKET INDEX
                              WHOLESALE - NONDURABLE INDEX

dollars                                      12/31/89   12/31/90   12/31/91   12/31/92   12/31/93   12/31/94
National Sanitary Supply Co.                  100.00     54.95      58.33      76.38      113.69     105.29
Media General Market Index                    100.00     92.98     120.02     124.83      143.29     142.10
Media General Wholesale-Nondurable Index      100.00     93.09     136.29     150.68      162.41     153.17

        (a) Fiscal year ends 12/31. Assumes $100 invested on 1/1/90.                SOURCE:MEDIA GENERAL


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

              The following  table sets forth as of February 1, 1995
             information with respect  to the only person who is known to be the beneficial owner of more than 5 percent of the Common Stock of the Company:
                                             NAME AND ADDRESS                   AMOUNT AND NATURE           PERCENT
                                              OF BENEFICIAL                       OF BENEFICIAL               OF
             TITLE OF CLASS                       OWNER                             OWNERSHIP                CLASS
             --------------                  -----------------                  -----------------           --------
             Common Stock                    Chemed Corporation                  5,144,551 Direct            85%
             Par Value                        Cincinnati, Ohio
             $1 Per Share

              The following table sets forth information as of February 1, 1995 with respect to the Common Stock of the Company and the capital stock of Chemed beneficially owned by all nominees and directors of the Company, each of the executive officers named in the Summary Compensation Table, and its directors and executive officers as a group:

                                                                                AMOUNT AND NATURE        PERCENT
                                                                                  OF BENEFICIAL            OF
                NAME                            TITLE OF CLASS                    OWNERSHIP (1)         CLASS (2)
           --------------                   ---------------------             --------------------     ------------
           E. L. Hutton                    National Common Stock                 29,704  Direct
                                                                                 49,723  Option
                                                                                  3,194  Trustee
                                           Chemed Capital Stock                  68,634  Direct
                                                                                 65,500  Option
                                                                                  4,000  Trustee

           P. C. Voet                      National Common Stock                 28,235  Direct
                                                                                 60,723  Option
                                           Chemed Capital Stock                  23,549  Direct
                                                                                  9,250  Option
                                                                                         Trustee (4)

           R. B. Garber                    National Common Stock                 25,534  Direct
                                                                                 70,000  Option
                                           Chemed Capital Stock                   1,556  Direct

           A. J. Bennert, Jr.              National Common Stock                  7,591  Direct
                                                                                  1,625  Option
                                           Chemed Capital Stock                   3,756  Direct

           J. A. Cunningham                National Common Stock                  1,000  Direct
                                           Chemed Capital Stock                   1,000  Direct
                                                                                    500  Trustee

           N. C. Dallob                    National Common Stock                  4,453  Direct
                                                                                  1,845  Option
                                           Chemed Capital Stock                   5,790  Direct
                                                                                  1,000  Option

           C. H. Erhart, Jr.               National Common Stock                  5,000  Direct
                                           Chemed Capital Stock                   1,500  Direct

           N. Gilliatt                     National Common Stock                  1,000  Direct
                                           Chemed Capital Stock                   3,400  Direct

           J. P. Grace                     National Common Stock                    400  Direct
                                                                                  1,500  Option
                                           Chemed Capital Stock                     200  Direct

           W. J. Hoekman                   National Common Stock                  1,000  Trustee (5)
                                           Chemed Capital Stock                 117,900  Trustee (5)        1.2%

           T. C. Hutton                    National Common Stock                  3,888  Direct
                                                                                  2,000  Option
                                                                                  3,194  Trustee
                                           Chemed Capital Stock                  14,738  Direct
                                                                                  4,250  Option
                                                                                  4,500  Trustee

           W. Dwight Jackson               National Common Stock                  1,500  Direct
                                           Chemed Capital Stock                    None

           C. O. Lane                      National Common Stock                 19,751  Direct
                                                                                 58,750  Option
                                           Chemed Capital Stock                   4,998  Direct
                                                                                 13,715  Trustee (3)

           S. E. Laney                     National Common Stock                  3,346  Direct
                                                                                  1,063  Option
                                           Chemed Capital Stock                  24,788  Direct
                                                                                 23,050  Option
                                                                                         Trustee (4)

                                      11

                                                                                AMOUNT AND NATURE         PERCENT
                                                                                  OF BENEFICIAL              OF
                   NAME                         TITLE OF CLASS                      OWNERSHIP (1)        CLASS (2)
              --------------               ----------------------             --------------------     ------------
               K. J. McNamara              National Common Stock                 3,367  Direct
                                                                                 2,500  Option
                                           Chemed Capital Stock                 11,745  Direct
                                                                                 4,250  Option
                                                                                        Trustee (4)

               T. S. O'Toole               National Common Stock                 2,913  Direct
                                           Chemed Capital Stock                 11,381  Direct
                                                                                 5,050  Option

               D. W. Robbins, Jr.          National Common Stock                 2,000  Trustee
                                           Chemed Capital Stock                  2,000  Trustee

               G. H. Sander                National Common Stock                 9,413  Direct
                                                                                 8,000  Option
                                           Chemed Capital Stock                  6,954  Direct
                                                                                 1,525  Option

               J. E. Schnee                National Common Stock                   500  Direct
                                           Chemed Capital Stock                   None

               K. F. Vuylsteke             National Common Stock                11,322  Direct
                                                                                 2,438  Option
                                           Chemed Capital Stock                    609  Direct

               Directors and               National Common Stock               161,917  Direct             2.6%
               Executive Officers                                              260,167  Option             4.1%
               as a Group                                                        6,194  Trustee
               (20 Persons)                Chemed Capital Stock                184,598  Direct             1.8%
                                                                               113,875  Option             1.1%
                                                                               197,446  Trustee (4)        1.9%

          FOOTNOTES TO STOCK OWNERSHIP TABLE

          (1)  Includes  securities beneficially owned  (a) by the named persons or group  members, their spouses and their minor children (including shares of Chemed capital stock and the Company's Common Stock allocated as at December 31,
               1994 to the account of each named person or member of the group participating under Chemed's Savings and Investment
               Plan, Chemed's Employee Stock Ownership Plans, and the Company's Thrift and Profit Sharing  Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or
               shares the power to direct voting or investment of securities.   Direct refers to securities in categories  (a) and
               (b) and "Trustee" to securities in category (c).   Where securities would fall into both "Direct" and "Trustee"
               classifications, they are included under "Trustee" only.   "Option"  refers to shares which the named  person or
               group  has a  right  to acquire  within  60 days from  February 1, 1995.   For purposes of determining the
               Percent of Class,  all shares subject to stock option, which were exercisable within 60 days of February 1, 1995, were assumed to have been issued.

          (2)  Percent of Class under 1.0 percent is not shown.

          (3)  Mr. Charles Lane  is a co-trustee of a  trust holding 13,715 shares  of Chemed capital stock,  as to which he shares voting and investment power.

          (4)  Messrs. T. Hutton, McNamara  and Voet and Mrs. Laney are trustees of the Chemed  Foundation  which holds 54,821 shares of Chemed capital stock over which the trustees share both voting  and investment power.  This number is included in  the total number of "Trustee" shares held by the Directors and  Executive Officers as a group, but is not reflected in the respective holdings of the individual trustees.

          (5)  Comprises  shares with respect to  which Mr. Hoekman shares the power to direct the voting as a member of a bank trust committee.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder require the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based on review of the copies of such forms furnished to the Company and on the written representations of those who have not furnished such forms that, with respect to 1994, no Forms 5 were required to be filed with the SEC, the Company believes that during the period January 1, 1994 through December 31, 1994, the Company's officers, directors and greater than 10 percent shareholders have complied with all Section 16(a) filing requirements.

                    CERTAIN ARRANGEMENTS AND TRANSACTIONS

TRANSACTIONS WITH CHEMED

        CASH MANAGEMENT AND FINANCING. The Company deposits funds in excess of its working capital requirements with Chemed for short-term investment and Chemed may make short-term loans to the Company for working capital needs. These unsecured demand deposits and short-term loans bear interest at fifty basis points over U.S. Treasury Notes. At December 31, 1994, the Company had a short-term loan from Chemed of $13,721,000, which represented the largest loan balance during the year. The amount of interest expense paid to Chemed during 1994 for the combination of demand deposits and short-term loans was $2,381,000.

        Chemed loaned the Company $10 million on November 10, 1988 at an interest rate of 10.67 percent, due in eleven equal installments beginning November 1, 1993. The Company paid $1 million on this note November 1, 1994. The Company borrowed $8 million from Chemed on January 1, 1993, executing a promissory note at an interest rate of 7.66 percent, with interest payable quarterly and the principal payable in full on January 1, 1998. The Company used these funds to acquire Century and real estate in Tempe, Arizona. The loans are evidenced by promissory notes which provide Chemed with a call at any time in the event the debtor becomes insolvent; files, or consents to the filing of, a petition for protection under any bankruptcy or insolvency law in any jurisdiction; makes an assignment for the benefit of its creditors; or assigns its obligations thereunder to any third party without Chemed's consent.

        During 1993, non-union employees of the Company participated in Chemed's ESOPs. The Company paid Chemed 75 percent of the average monthly price of Chemed stock during 1994 for these shares to be allocated to employees' accounts, or $1,346,000.

        SERVICE ARRANGEMENTS. As a subsidiary of Chemed and pursuant to an agreement with Chemed, the Company uses certain administrative, financial, insurance, tax, audit, legal, managerial and other services provided by Chemed. The Company pays fees for these services based on Chemed's costs. During 1994, the Company paid Chemed $580,000 for such services.

        LEASES. The Company has lease arrangements with Chemed for its headquarters office facility in Cincinnati, Ohio and for a portion of its transportation equipment. The rents paid by the Company to Chemed totaled $220,000 in 1994 and represented Chemed's cost to provide such leases.

        STATE AND LOCAL INCOME TAXES. Should any state or locality impose an income or franchise tax on Chemed or the Company by combining or consolidating all or part of the income, losses, properties, payrolls, sales or other attributes of Chemed and the Company or one of Chemed's subsidiaries, Chemed and the Company have agreed the Company will reimburse Chemed for the Company's share of such franchise or income tax, or Chemed shall reimburse the Company for Chemed's share of such franchise or income tax, as the case may be. The amount to be reimbursed is equal to the tax that would have been required to be paid had the Company or Chemed, as the case may be, filed a separate return without the inclusion of any income, losses, properties, payrolls, sales or other attributes of any related parent or subsidiary corporation.

        ARRANGEMENTS AND TRANSACTIONS WITH MANAGEMENT. In January 1994, the Company exercised separate options to purchase two parcels previously leased from Messrs. Garber, C. Lane, T. Lane and other members of their respective immediate families. The purchase price for each parcel was substantially equal to its appraised value in November 1983. The price for one of the parcels was $3,000,000, in which Mr. Garber had an interest of 21 percent and Mr. C. Lane had an interest of 10 percent. The price for the other parcel was $275,000, in which both Mr. Garber and Mr. C. Lane each had an interest of 25 percent.


                      PROPOSAL TO APPROVE AND ADOPT THE
                          1995 STOCK INCENTIVE PLAN

        In view of the few remaining shares available for the grant of additional stock awards or stock options under the previously adopted stock incentive plans, the Board of Directors has approved, subject to stockholder approval, the adoption of the 1995 Stock Incentive Plan (the "Plan") pursuant to which 400,000 shares of the Company's Common Stock may be issued or transferred to key employees as stock incentives. The full text of the proposed Plan is set forth as Exhibit A to this Proxy Statement and the following discussion is qualified in its entirety by reference to such text.

                                   THE PLAN

        The Plan will become effective as of the date it is adopted by the stockholders of the Company, i.e., May 15, 1995. If it is not adopted by the stockholders, the Plan will be of no force and effect. If it is adopted, no stock options may be granted under the Plan after May 15, 2005. The Board of Directors may terminate the Plan at any earlier time, but outstanding options will continue to be exercisable until they expire in accordance with their terms. The market value of the Common Stock as of March 20, 1995 was $13.125 per share.

        The Plan authorizes the issuance or transfer of a maximum of 400,000 shares of Common Stock pursuant to stock incentives granted to key employees of the Company and its subsidiaries under the Plan. For purposes of the Plan, a "subsidiary" is a corporation or other form of business association of which shares (or other ownership interests) having 50 percent or more of the voting power are owned or controlled, directly or indirectly, by the Company and "key employees" are employees of the Company or a subsidiary, including officers and directors thereof, who in the opinion of the Incentive Committee (as defined below) are deemed to have the capacity to contribute significantly to the growth and successful operations of the Company or a subsidiary.

        Stock incentives granted under the Plan may be in the form of options to purchase Common Stock ("stock options") or in the form of awards of Common Stock in payment of incentive compensation ("stock awards"), or a combination of stock awards and stock options.

        The Plan shall be administered by a Committee (the "Incentive Committee") consisting of no fewer than three persons designated by, and serving at the pleasure of, the Board of Directors of the Company.

        The Incentive Committee designates the key employees of the Company and its subsidiaries who might participate in the Plan and as to the form and terms of the number of shares covered by each stock incentive granted thereunder. In making such designation the Committee may consider an employee's present or potential contribution to the success of the Company or any subsidiary and other factors which it may deem relevant.

        Under the Plan, a stock incentive in the form of a stock award will consist of shares of Common Stock issued as incentive compensation earned or to be earned by the employee. Shares subject to a stock award may be issued when the award is granted or at a later date, with or without dividend equivalent rights. A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Incentive Committee shall designate.

        Under the 1995 Plan, a stock incentive in the form of a stock option will provide for the purchase of shares of Common Stock in the future at an option price per share which will not be less than 100 percent of the fair market value of the shares covered thereby on the date the stock option is granted. Each option shall be exercisable in full or in part six months after the date the option is granted, or may become exercisable in one or more installments and at such time or times, as the Incentive Committee shall determine or upon various circumstances which may result in a change of control; provided, however, that in no event shall an option be exercisable until six months after the date the option is granted. Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option. Any term or provision in any outstanding option specifying when the option may be exercisable or that it be exercisable in installments may be modified at any time during the life of the option by the Incentive Committee, provided, however, no such modification of an outstanding option shall, without the consent of the optionee, adversely affect any option theretofore granted to him.

        Upon the exercise of an option, the purchase price shall be paid in cash or, if so provided in the option, in shares of Common Stock or in a combination of cash and such shares. The Company may cancel all or a portion of an option subject to exercise, and pay the holder cash or shares equal in value to the excess of the fair market value of the shares subject to the portion of the option so canceled over the option price of such shares. Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

        All stock options granted under the Plan will expire within ten years from the date of grant. A stock option is not transferable or assignable by an optionee otherwise than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto, and each option is exercisable, during his lifetime, only by him or by a permitted transferee or assignee. Unexercised options terminate upon termination of employment, except that if termination arises from a resignation with the consent of the Incentive Committee, the options terminate three months after such termination of employment, and except further that if an optionee ceases to be an employee by reason of his death while employed, retirement or disability, or if he should die within three months following his resignation with the consent of the Incentive Committee, the options terminate fifteen months after an optionee's termination of employment but may be exercised only to the extent that they could have been exercised by the optionee, had he lived, three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes, if approved by the Incentive Committee, does not constitute a termination of employment, but no options are exercisable during any such leave of absence.

        Exercise of a stock option will be conditioned on an optionee's payment in full of the purchase price for the shares, in cash or by the transfer to the Company of shares of the Company's Common Stock at fair market value on the date of transfer. An optionee shall not be considered a holder of the shares subject to a stock option until actual delivery of a certificate representing such shares is made by the Company.

        None of the stock options granted under the Plan will be "restricted", "qualified" or "incentive" stock options or options granted pursuant to an employee stock purchase plan as the quoted terms are defined in Sections 422 through 424 of the Internal Revenue Code.

        With respect to stock awards in Common Stock that are either transferable or not subject to a substantial risk of forfeiture, the employee must recognize ordinary income equal to the cash or the fair market value of the Common Stock and the Company will be entitled to a deduction for the same amount. With respect to stock awards that are settled in Common Stock that is restricted as to transferability and subject to substantial risk of forfeiture, the employee must recognize ordinary income equal to the fair market value of the Common Stock at the first time the Common Stock becomes transferable or not subject to a substantial risk of forfeiture, whatever occurs earlier, and the Company will be entitled to a deduction for the same amount.

        An optionee realizes no taxable income by reason of the grant of a nonstatutory option. Subject to insider trading restrictions, upon exercise of the option, an optionee realizes compensation taxable as ordinary income in the amount of the excess of the fair market value of the stock over the option price on the date of exercise. Upon the sale of stock acquired pursuant to the exercise of an option, an optionee realizes either a capital gain or a capital loss based upon the difference between his selling price and the fair market value of the stock on the date of exercise. Such capital gain or loss, as the case may be, will be either short term or long term depending on the period elapsed between the date of exercise and the date of sale. In those instances where the employee receives compensation taxable as ordinary income, the Company or a subsidiary will generally be entitled to a Federal income tax deduction in the amount of such compensation. An employee will not recognize gain on previously owned shares of the Company's Common Stock if he exercises an option and transfers such shares to the Company in payment of the option price. Taxes payable by an optionee or awardee on exercise of an option or removal of restrictions on an award may be paid in cash, surrender of shares, or withholding of shares of Common Stock as the Incentive Committee shall determine.

        The Board of Directors, upon the recommendation of the Incentive Committee, may amend the Plan subject, in the case of specified amendments, to stockholder approval. The Plan may be discontinued at any time by the Board of Directors. No amendment or discontinuance of the Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the Plan.


        The Incentive Committee has determined that, contingent upon the approval and adoption of the 1995 Plan by the Company's stockholders, the presently determinable options that will be received by each of the following under the 1995 Plan are as follows:

                                         NEW PLAN BENEFITS
                                     1995 STOCK INCENTIVE PLAN
              NAME AND POSITION                                       NUMBER OF UNITS(1)
              -----------------                                       ------------------
              Paul C. Voet                                                  40,000
              President and CEO

              Robert B. Garber                                                --
              Vice Chairman

              Charles O. Lane                                                 --
              Executive Vice President-
              Marketing and Manufacturing

              Kenneth F. Vuylsteke                                          20,000
              Executive Vice President

              Gary H. Sander                                                 7,500
              Vice President, Treasurer
              and Chief Financial Officer

              Executive Group                                              127,500

              Non-Executive Director Group                                  18,000

              Non-Executive Officer Employee                                67,750
              Group

- ------------
        (1)  "Dollar Value" omitted as option price per share is fair market value on the date the option is granted, and there is no presently ascertainable cash value to the options.


        Otherwise, because the selection of stock incentives and the size thereof is left to the Incentive Committee's discretion to be exercised from time to time, no determination has or can be made as to prospective grants of stock incentives under the 1995 Plan to any persons, or as to such grants which would have been made had the 1995 Plan been in effective during 1994. The proceeds of sale of Common Stock under the Plan will be used by the Company for general corporate purposes.

        In order to effect the approval and adoption of the Plan, the following resolution will be presented to the Annual Meeting:

          "RESOLVED THAT THE 1995 STOCK INCENTIVE PLAN SET FORTH AS EXHIBIT A TO THE PROXY STATEMENT ACCOMPANYING THE NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF NATIONAL SANITARY SUPPLY COMPANY TO BE HELD MAY 15, 1995 BE AND THE SAME HEREBY IS APPROVED AND ADOPTED."

        The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary for the adoption of the foregoing resolution. The approval and adoption of the Plan is not a matter which is required to be submitted to a vote of the stockholders of the Company. The reason for submitting such proposal to a vote of the stockholders is to meet a condition of Rule 16b-3 of the Securities and Exchange Commission which provides for an exemption from the operation of
Section 16(b) of the Securities

Exchange Act of 1934, as amended. Section 16(b) provides generally that profits realized by directors and officers from any purchase and sale (or sale and purchase) of the Company's Common Stock within a period of less than six months are recoverable by the Company. Rule 16b-3 exempts from the application of
Section 16(b): (i) the acquisition, expiration, cancellation or surrender to the Company of a stock option; (ii) the surrender or delivery to the Company of shares of Common Stock as payment for the exercise of a stock option for shares of Common Stock; and (iii) the acquisition upon the exercise of a stock option of shares of Common Stock equal to the number of shares of Common Stock surrendered or delivered to the Company as payment for the exercise of the option. Management has not determined what course of action it intends to take in the event of a negative vote on the proposal by stockholders.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE PLAN.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected the firm of Price Waterhouse, LLP as independent accountants for the Company and its consolidated subsidiaries for the year 1995. This firm has acted as independent accountants for Chemed since 1970 and for the Company since 1983. Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of Price Waterhouse will be submitted for ratification at the Annual Meeting. The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary to ratify the selection of Price Waterhouse as independent accountants for the Company and its consolidated subsidiaries for the year 1995. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

        It is expected that a representative of Price Waterhouse will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he so desires and shall be available to respond to appropriate questions raised at the meeting.

                            STOCKHOLDER PROPOSALS

        Any proposals by stockholders intended to be included in the proxy materials for presentation at the 1996 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 6, 1995.

                                OTHER MATTERS

        As of the date of this Proxy Statement, the management knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                           EXPENSES OF SOLICITATION

        The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may solicit, without extra remuneration, proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.

                                                Naomi C. Dallob
                                                Secretary

April 6, 1995

                                  EXHIBIT A

                       NATIONAL SANITARY SUPPLY COMPANY
                          1995 STOCK INCENTIVE PLAN

        1. PURPOSES: The purposes of this Plan are (a) to secure for the Corporation the benefits of incentives inherent in ownership of Common Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Corporation and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identity of interest of those who hold positions of major responsibility in the Corporation and its Subsidiaries with the interests of the Corporation's stockholders, (d) to induce the employment or continued employment of Key Employees and (e) to enable the Corporation to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

        2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this section 2.

        BOARD OF DIRECTORS: The Board of Directors of the Corporation.

        COMMON STOCK: The Common Stock of the Corporation, par value $1.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of section 8.

        CORPORATION: National Sanitary Supply Company, a Delaware corporation.

        FAIR MARKET VALUE: As applied to any date, the last trading price of a share of Common Stock on the principal stock exchange on which the Common Stock is listed or, if it is not so listed, as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no sales were made on such date, on the next preceding date on which there were sales of Common Stock; provided, however, that, if the Common Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Incentive Committee, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

        INCENTIVE COMMITTEE: The Incentive Committee designated to administer this Plan pursuant to the provisions of section 10.

        INCENTIVE COMPENSATION: Bonuses and extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Common Stock or other property, awarded by the Corporation or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Corporation.

        KEY EMPLOYEE: An employee of the Corporation or of a Subsidiary who in the opinion of the Incentive Committee can contribute significantly to the growth and successful operations of the Corporation or a Subsidiary. The grant of a Stock Incentive to an employee by the Incentive Committee shall be deemed a determination by the Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Corporation or of a Subsidiary shall be deemed an employee regardless of whether or not such director or officer is on the payroll of, or otherwise paid for services by, the Corporation or a Subsidiary.

        OPTION: An option to purchase shares of Common Stock.

        PERFORMANCE UNIT: A unit representing a share of Common Stock, subject to a Stock Award, the issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objective or objectives, including, without limitation, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Common Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Corporation (on a consolidated or unconsolidated basis) or of any one or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing factors.

        PLAN: The 1995 Stock Incentive Plan herein set forth as the same may from time to time be amended.

        STOCK AWARD: An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

        STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in section 3.

        SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

     3. GRANTS OF STOCK INCENTIVES:

        (a) Subject to the provisions of this Plan, the Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

        (b) Stock Incentives may be granted in the following forms:

                (i)   a Stock Award, or
                (ii)  an Option, or
                (iii) a combination of a Stock Award and an Option.

     4. STOCK SUBJECT TO THIS PLAN:

        (a) Subject to the provisions of paragraph (c) and (d) of this section 4 and of section 8, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed 400,000 shares.

        (b) The maximum aggregate number of shares of Common Stock which may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary shall not exceed 350,000 shares.

        (c) Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Corporation specifically for use under this Plan or otherwise, may be used, as the Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Corporation for the purposes of this Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Corporation, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

        (d) If any shares of Common Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Corporation or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or a Subsidiary shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this section 4 and may again be made subject to Stock Incentives.

     5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

        (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

        (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether or not such shares are subject to restrictions which affect their value.

        (c) Shares of Common Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under section 8) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Corporation, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

        (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Incentive Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

     6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

        (a) Upon the exercise of an Option, the purchase price shall be paid in cash or, if so provided in the Option or in a resolution adopted by the Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Incentive Committee), in shares of Common Stock or in a combination of cash and such shares. Shares of Common Stock thus delivered shall be valued at their Fair Market Value on the date of exercise. Subject to the provisions of section 8, the purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

        (b) Each Option shall be exercisable in full or in part six months after the date the Option is granted, or may become exercisable in one or more installments and at such time or times, as the Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option. Subject to the first sentence of this paragraph, any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Incentive Committee, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him. Subject to the preceding provisions of this paragraph, an Option will become immediately exercisable in full if at any time during the term of the Option the Corporation obtains actual knowledge that any of the following events has occurred, irrespective of the applicability of any limitation on the number of shares then exercisable under the Option: (1) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("the 1934 Act"), other than Chemed Corporation or the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 30 percent or more of the combined voting power of the

Corporation's then outstanding voting securities; (2) the expiration of a tender offer or exchange offer, other than an offer by the Corporation or Chemed Corporation, pursuant to which 20 percent or more of the shares of the Corporation's Common Stock or Chemed Corporation's Capital Stock have been purchased; (3) the stockholders of the Corporation or Chemed Corporation have approved (i) an agreement to merge or consolidate with or into another corporation and the Corporation or Chemed Corporation is not the surviving corporation or (ii) an agreement to sell or otherwise dispose of all or substantially all of the assets of Chemed Corporation or the Corporation (including a plan of liquidation); or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

        (c) Each Option shall be exercisable during the life of the optionee only by him or any assignee or transferee prermitted by Section 6(f), and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of Section 6(f). An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Incentive Committee, be deemed a termination of employment within the meaning of this paragraph (c); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (c) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Incentive Committee, may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date the Option was granted. Such an extension shall not be deemed the grant of an Option under this Plan.

        (d) Options shall be granted for such lawful consideration as the Incentive Committee shall determine.

        (e) Neither the Corporation nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Common Stock issued or transferred upon the exercise of an Option.

        (f) No Option nor any right thereunder may be assigned or transferred by the optionee except:

            (i) by will or the laws of descent and distribution;

            (ii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

            (iii) by an optionee who, at the time of the transfer, is not subject to the provisions of Section 16 of the 1934 Act, provided such transfer is to or for the benefit of (including but not limited to trusts for the benefit of) the optionee's spouse or lineal descendants of the optionee's parents; or

            (iv) by an optionee who, at the time of the transfer, is subject to the provisions of Section 16 of the 1934 Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

        If so provided in the Option or if so authorized by the Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Incentive Committee, the Corporation may, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so cancelled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

        (g) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so granted by the Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

        (h) Any federal, state or local withholding taxes payable by an optionee or awardee upon the exercise of an Option or upon the removal of restrictions of a Stock Award shall be paid in cash, or in such other form as the Incentive Committee may authorize from time to time, including the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee or awardee. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date such are surrendered to the Corporation or authorized to be withheld.

    7. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b)(iii) of section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

        (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with section 6.

        (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

     8. ADJUSTMENT PROVISIONS: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Common Stock shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets exchanged for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid per share or other security by the Corporation or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Corporation or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

     9. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Corporation. No Stock Incentives shall be granted under this Plan after May 15, 2005.

    10. ADMINISTRATION:

        (a) The Plan shall be administered by the Incentive Committee, which shall consist of no fewer than three persons designated by the Board of Directors. Grants of Stock Incentives may be made by the Incentive Committee either in or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in determining the number of Stock Incentives to be granted to them.

        (b) The Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

        (c) Members of the Board of Directors and members of the Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

     11. GENERAL PROVISIONS:

        (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or a Subsidiary, or shall affect the right of the Corporation or of a Subsidiary to terminate the employment of any employee with or without cause.

        (b) No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Corporation, have been complied with. In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to counsel to the Corporation, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

        (c) No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

        (d) The Corporation or a Subsidiary may, with the approval of the Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

        (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Incentive Committee so directs, be implemented by the Corporation issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Incentive Committee, on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Incentive Committee shall specify.

        (f) The Corporation or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

        (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

    12. AMENDMENTS AND DISCONTINUANCE:

        (a) This Plan may be amended by the Board of Directors upon the recommendation of the Incentive Committee, provided that, without the approval of the stockholders of the Corporation, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of section 4, (ii) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary as provided in paragraph (b) of section 4, (iii) withdraws the administration of this Plan from the Incentive Committee, (iv) permits any person who is not at the time a Key Employee of the Corporation or of a Subsidiary to be granted a Stock Incentive, (v) permits any Option to be exercised more than ten years after the date it is granted, (vi) amends section 9 to extend the date set forth therein or (vii) amends this section 12.

        (b) Notwithstanding paragraph (a) of this section 12, the Board of Directors may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Should the provisions of Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934 be amended, the Board of Directors may amend the Plan in accordance therewith.

        (c) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

        (d) No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Corporation shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

     NATIONAL SANITARY SUPPLY COMPANY
     2900 Chemed Center                        PLEASE MARK, SIGN, DATE AND
     255 East Fifth Street                     RETURN PROXY CARD PROMPTLY USING
     Cincinnati, Ohio 45202                    THE ENCLOSED ENVELOPE.
________________________________________________________________________________

 P THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 15, 1995.
 R
     The undersigned hereby appoints E. L. Hutton and P. C. Voet as Proxies,
 O   both with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of
 X stock of National Sanitary Supply Company held of record by the undersigned on March 20, 1995 at the Annual Meeting of Stockholders to be
 Y   held on May 15, 1995, or at any adjournment thereof.

                  (Continued and to be signed on reverse side)





(1)  Election of Directors:

       FOR         FOR         WITHHOLD      Edward L. Hutton, Paul C. Voet, Robert B. Garber, Arthur J. Bennert, Jr.,
       all       nominees         ALL        James A. Cunningham, Naomi C. Dallob, Charles H. Erhart, Jr.,
     nominees     listed       AUTHORITY     Neal Gilliatt, J. Peter Grace, Will J. Hoekman,
      listed   EXCEPT those    to vote in    Thomas C. Hutton, W. Dwight Jackson, Charles O. Lane,
               whose names I  the election   Sandra E. Laney, Kevin J. McNamara, Timothy S. O'Toole,
               have stricken  of directors   D. Walter Robbins, Jr., Gary H. Sander, Jerome E. Schnee, Kenneth F.
                                             Vuylsteke

       / /           / /          / /

(2) Ratifying the selection of              (4) In their discretion, the Proxies are
    independent accountants.                    authorized to vote upon such other business
                                                as may properly come before the meeting.

       FOR     AGAINST     ABSTAIN
       / /       / /         / /

(3) Approving and adopting 1995 Stock                   IF NO CHOICE IS SPECIFIED, THIS PROXY WILL
    Incentive Plan.                                     BE VOTED FOR PROPOSALS (1), (2) AND (3).

                                                        DATED:                                 , 1995
                                                                -------------------------------
                                                                   (Be sure to date Proxy)

     FOR   AGAINST   ABSTAIN                            SIGNED:
     / /     / /       / /                                       ------------------------------------
                                                        ---------------------------------------------
                                                        (Please sign exactly as names appear at left)

                                                        When signed on behalf of a corporation,
                                                        partnership, estate, trust, or other
                                                        shareholder, state your title or capacity or
                                                        otherwise indicate that you are authorized
                                                        to sign.

        -------------------------------------------
        PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
        PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
        -------------------------------------------